FIRST QUARTER 2024
INVESTOR PRESENTATION

May 7, 2024



ORANGE
CELSIUS
LIVE FIT
SPARKLING
ORANGE
ESSENTIAL ENERGY
ACCELERATES METABOLISM
BURNS BODY FAT

SAFE HARBOR & NON-GAAP MEASURES

This press release contains statements that are not historical facts and are considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements contain projections of Celsius Holdings' future results of operations or financial position, or state other forward-looking information. You can identify these statements by the use of words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "will," "would", "could", "project", "plan", "potential", "designed", "seek", "target", and variations of these terms, the negatives of such terms and similar expressions. You should not rely on forward-looking statements because Celsius Holdings' actual results may differ materially from those indicated by forward-looking statements as a result of a number of important factors. These factors include but are not limited to: the strategic investment by any long term partnership with PepsiCo, Inc.; management's plans and objectives for international expansion and future operations globally; general economic and business conditions; our business strategy for expanding our presence in our industry; our expectations of revenue; operating costs and profitability; our expectations regarding our strategy and investments; our expectations regarding our business, including market opportunity, consumer demand and our competitive advantage; anticipated trends in our financial condition and results of operation; the impact of competition and technology change; existing and future regulations affecting our business; the Company's ability to satisfy, in a timely manner, all Securities and Exchange Commission (the "SEC") required filings and the requirements of Section 404 of the Sarbanes-Oxley Act of 2002 and the rules and regulations adopted under that Section; and other risks and uncertainties discussed in the reports Celsius Holdings has filed previously with the SEC, such as its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Forward-looking statements speak only as of the date the statements were made. Celsius Holdings does not undertake any obligation to update forward-looking information, except to the extent required by applicable law.

Use of Non-GAAP Measures

Celsius defines Adjusted EBITDA as net income before net interest expense, income tax expense (benefit), and depreciation and amortization expense, further adjusted by excluding stock-based compensation expense, foreign exchange gains or losses, distributor termination fees, legal settlement costs and certain impairment charges. Adjusted EBITDA is a non-GAAP financial measure.

Celsius uses Adjusted EBITDA for operational and financial decision-making and believes these measures are useful in evaluating its performance because they eliminate certain items that management does not consider indicators of Celsius' operating performance. Adjusted EBITDA may also be used by many of Celsius' investors, securities analysts, and other interested parties in evaluating its operational and financial performance across reporting periods. Celsius believes that the presentation of Adjusted EBITDA provides useful information to investors by allowing an understanding of measures that it uses internally for operational decision-making, budgeting and assessing operating performance.

Adjusted EBITDA is not a recognized term under GAAP and should not be considered as a substitute for net income or any other financial measure presented in accordance with GAAP. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as substitutes for analysis of Celsius' results as reported under GAAP. Celsius strongly encourages investors to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure.

Because non-GAAP financial measures are not standardized, Adjusted EBITDA, as defined by Celsius, may not be comparable to similarly titled measures reported by other companies. It therefore may not be possible to compare Celsius' use of these non-GAAP financial measures with those used by other companies.

CELSIUS HOLDINGS, INC. | QUARTER 1 2024 INVESTOR DECK

2

EXECUTIVE MANAGEMENT



John Fieldly
Chairman, President, CEO

- Appointed Celsius CEO in 2018
- Appointed interim CEO and Chief Financial Officer in 2017
- Served as Celsius CFO 2012-2017
- Certified Public Accountant



Jarrod Langhans
Chief Financial Officer

- Joined Celsius as Chief Financial Officer in 2022
- CFO of Eden Springs 2020-2022
- 20+ years finance and operations experience
- Certified Public Accountant



Tony Guilfoyle
Chief Commercial Officer

- Named Celsius Chief Commercial Officer in 2024
- Joined Celsius as EVP sales in 2020
- Previously SVP sales at Rockstar Energy 11 years



Kyle Watson
Chief Marketing Officer

- Named Celsius Chief Marketing Officer in 2024
- Joined Celsius as VP marketing in 2019
- 20+ years marketing and brand experience



Toby David
Chief of Staff

- Named Chief of Staff in 2024
- Joined Celsius as Director of Business Development in 2013
- 20+ years business development and operations experience



Paul Storey
Chief Supply Chain Officer

- Named Chief Supply Chain Officer in 2024
- Joined Celsius as SVP operations in 2021
- Previously VP Operations and Director of Manufacturing at Monster & Rockstar Energy for 15 years



Richard Mattessich
Chief Legal Officer

- Joined Celsius as Chief Legal Officer in 2023
- Deputy General Counsel, Corporate & Securities of ADT, Inc. 2019-2023
- Nearly 30 years of corporate securities law and corporate governance experience

CELSIUS HOLDINGS, INC. | QUARTER 1 2024 INVESTOR DECK

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DIRECTORS

A BREADTH OF INDUSTRY, FINANCIAL & EXECUTIVE MANAGEMENT EXPERTISE



JOHN FIELDLY
CHAIRMAN



HAL KRAVITZ
LEAD DIRECTOR



CAROLINE LEVY
DIRECTOR



JOYCE RUSSELL
DIRECTOR



NICK CASTALDO
DIRECTOR



CHERYL MILLER
DIRECTOR



DAMON DESANTIS
DIRECTOR



JIM LEE
DIRECTOR

CELSIUS HOLDINGS, INC. | QUARTER 1 2024 INVESTOR DECK

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C E L S I U S H O L D I N G S , I N C . | Q U A R T E R 1 2 0 2 4 I N V E S T O R D E C K CELSIUS: THE WORLD’S MOST REFRESHING ENERGY DRINK OUR MISSION: INSPIRE PEOPLE TO LIVE FITTM WITH THE ESSENTIAL ENERGYTM TO ACHIEVE THEIR GOALS #3 ENERGY DRINK IN THE UNITED STATES 4 CELSIUS PRODUCT LINES: CORE | VIBE ESSENTIALS | ENERGY POWDERS PREMIUM BRAND BETTER-FOR-YOU INGREDIENTS ZERO SUGAR 6 COUNTRIES ADDED IN 2024 20 YEARS IN OPERATION NOTES 1. 2023 full-year results, reported Feb. 29, 2024 2. Circana MULOC 2024 Q1 ended 3.31.2024 3. Circana, MULOC, L4W ended 4/20/24 #3 RTD ENERGY 2023 FULL-YEAR FINANCIAL HIGHLIGHTS1 $1.32B revenue 48% gross margin $295.6 adjusted EBITDA CATEGORY GROWTH LEADER Celsius contributed 47% of all energy drink category growth YoY in Q1 20242 #3 total U.S. energy drink share in tracked channels (MULOC) at 11.7%3 5 C E L S I U S H O L D I N G S , I N C . | Q U A R T E R 1 2 0 2 4 I N V E S T O R D E C K FUNCTION, BACKED BY SCIENCE 6 C E L S I U S H O L D I N G S , I N C . | Q U A R T E R 1 2 0 2 4 I N V E S T O R D E C K SIX SCIENTIFIC STUDIES 7 C E L S I U S H O L D I N G S , I N C . | Q U A R T E R 1 2 0 2 4 I N V E S T O R D E C K THE U.S. ENERGY DRINK MARKET CONTINUES TO GROW 64.80% 65.40% 65.80% 66.00% 66.80% 66.90% 67.20% 68.00% 68.50% 69.00% 69.60% 70.50% 1/1 /20 23 2/1 /20 23 3/1 /20 23 4/1 /20 23 5/1 /20 23 6/1 /20 23 7/1 /20 23 8/1 /20 23 9/1 /20 23 10 /1/ 20 23 11 /1/ 20 23 12 /1/ 20 23 ENERGY DRINKS HOUSEHOLD PENETRATION MONTHLY ROLLING 52 WEEKS 5.3% 13.0% 4.7% 8.3% 5.9% 2.0% 2.4% -4.3% -3.5% -3.0% -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 2020 2021 2022 2023 2024 RTD ENERGY YEAR-OVER-YEAR UNIT GROWTH VS TOTAL BEVERAGE xENERGY LAST 5 YEARS RTD ENERGY DRINKS TOTAL BEVERAGE MORE HOUSEHOLDS ARE BUYING ENERGY DRINKS, MORE OFTEN NOTES 1. Left Chart: Numerator Trended Metrics Scorecard Energy Category HHP Rolling 52W by Month Jan 2023-Jan 2024 2. Right Chart: Circana US MULOC RTD Energy, DEPT Beverages xRTD Energy 2020-2024 YoY Unit % Chg v YA 8

C E L S I U S H O L D I N G S , I N C . | Q U A R T E R 1 2 0 2 4 I N V E S T O R D E C K 2019 2020 2021 2022 2023 2024 CELSIUS CONTRIBUTION TO RTD ENERGY CATEGORY DOLLAR GROWTH CELSIUS IS GROWING THE ENERGY CATEGORY 0.5% 3.5% 7.9% 22.3% 31.3% NOTES 1. Left Chart: Circana US MULOC, RTD Energy full years 2019-2023 2. Right Chart: Circana US MULOC, RTD Energy full years 2019-2023 3. * 2024 YTD through 3/31/24 47.2% * $0.07 $0.10 $0.30 $0.78 $1.88 2019 2020 2021 2022 2023 CELSIUS RETAIL SALES ACROSS TRACKED CHANNELS (MULOC | BILLIONS) 9 C E L S I U S H O L D I N G S , I N C . | Q U A R T E R 1 2 0 2 4 I N V E S T O R D E C K HEALTH & WELLNESS TRENDS ARE DRIVING ZERO-SUGAR ADOPTION TREND TOWARD ZERO-SUGAR, BETTER FOR YOU, FUNCTIONAL ENERGY CONTINUES 1/14/2018, 30.5% 1/21/2024, 49.9% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% 55.0% 1/ 14 /2 01 8 3/ 4/ 20 18 4/ 22 /2 01 8 6/ 10 /2 01 8 7/ 29 /2 01 8 9/ 16 /2 01 8 11 /4 /2 01 8 12 /2 3/ 20 18 2/ 10 /2 01 9 3/ 31 /2 01 9 5/ 19 /2 01 9 7/ 7/ 20 19 8/ 25 /2 01 9 10 /1 3/ 20 19 12 /1 /2 01 9 1/ 19 /2 02 0 3/ 8/ 20 20 4/ 26 /2 02 0 6/ 14 /2 02 0 8/ 2/ 20 20 9/ 20 /2 02 0 11 /8 /2 02 0 12 /2 7/ 20 20 2/ 14 /2 02 1 4/ 4/ 20 21 5/ 23 /2 02 1 7/ 11 /2 02 1 8/ 29 /2 02 1 10 /1 7/ 20 21 12 /5 /2 02 1 1/ 23 /2 02 2 3/ 13 /2 02 2 5/ 1/ 20 22 6/ 19 /2 02 2 8/ 7/ 20 22 9/ 25 /2 02 2 11 /1 3/ 20 22 1/ 1/ 20 23 2/ 19 /2 02 3 4/ 9/ 20 23 5/ 28 /2 02 3 7/ 16 /2 02 3 9/ 3/ 20 23 10 /2 2/ 20 23 12 /1 0/ 20 23 SUGAR FREE SHARE OF RTD ENERGY BY WEEK JAN 2018 - JAN 2024 NOTES 1. Chart: Circana Total US MULOC RTD Energy weekly sugar free dollar share from 1/14/18 – 1/21/24 2. Claims: Stifel, 2024 Global Energy Drink Thoughts and Predictions, Update on U.S. Disruptors, January 2024 28% of energy drink consumers aged 18-34 say better for you or natural ingredients are important in purchase decision2 46% of energy drink consumers aged 18-34 say performance important in deciding which energy drink to consume (up 10pts from a year ago and mostly coming from younger consumers)2 10 C E L S I U S H O L D I N G S , I N C . | Q U A R T E R 1 2 0 2 4 I N V E S T O R D E C K 2024 GLOBAL EXPANSION Energy drinks are a $44 billion global market1 Global energy drink category sales have increased at a 9% CAGR since 20182 Celsius’ international sales grew 52% in FY2023 Markets with sales expected to commence in 2024 (as of 4/30/24) Markets with new Celsius sales and distribution in 2024 NOTES 1. Euromonitor, excludes China-specific brands 2. Stifel, 2024 Global Energy Drink Thoughts and Predictions, Update on U.S. Disruptors, January 2024 11 C E L S I U S H O L D I N G S , I N C . | Q U A R T E R 1 2 0 2 4 I N V E S T O R D E C K Q1 2024 FINANCIAL RESULTS

C E L S I U S H O L D I N G S , I N C . | Q U A R T E R 1 2 0 2 4 I N V E S T O R D E C K FIRST QUARTER 2024 KEY MESSAGES 1 2 3 4 5 6 Record Q1 revenue ($355.7M, +37% YoY), gross profit ($182.2, +60% YoY), diluted EPS ($0.27, +108% YoY) Changes in days on hand inventory by largest customer adversely affected YoY Q1 revenue growth Innovations in Q1 are solid performers; Celsius Essentials achieved 54.5% ACV Spring resets approximately 1/3 complete at end of March; expected to deliver best-ever space gains by July Food service case volume up 186% YoY on growth in restaurants, recreation, lodging, gaming Gross margins 51.2% (+740 bps YoY) driven by reduced freight and materials 13 C E L S I U S H O L D I N G S , I N C . | Q U A R T E R 1 2 0 2 4 I N V E S T O R D E C K FIRST QUARTER FINANCIAL HIGHLIGHTS Summary Financials (Millions except for percentages & EPS) 1Q 2024 1Q 2023 Change Revenue $355.7 $259.9 37% N. America $339.5 $248.6 37% International $16.2 $11.3 43% Gross Margin 51.2% 43.8% +740 bps Net Income $77.8 $41.2 89% Net Income att. to Common Shareholders $64.8 $31.5 106% Diluted EPS $0.27 $0.13 108% Adjusted EBITDA $88.0 $48.7 81% 14 C E L S I U S H O L D I N G S , I N C . | Q U A R T E R 1 2 0 2 4 I N V E S T O R D E C K CONSOLIDATED REVENUE $259.9 $325.9 $384.8 $347.4 $355.7 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 CELH QUARTERLY REVENUE LAST 5 QUARTERS (MILLIONS) +37% YoY +104% YoY +112% YoY +95% YoY +95% YoY 15 C E L S I U S H O L D I N G S , I N C . | Q U A R T E R 1 2 0 2 4 I N V E S T O R D E C K SALES GROWTH $112.9M $127.1M $142.4M $151.4M $159.5M $167.2M $174.4M$172.9M $165.3M $158.2M$157.3M$161.3M $181.4M$185.3M $0 $20,000,000 $40,000,000 $60,000,000 $80,000,000 $100,000,000 $120,000,000 $140,000,000 $160,000,000 $180,000,000 $200,000,000 3/2 6/2 02 3 4/2 3/2 02 3 5/2 1/2 02 3 6/1 8/2 02 3 7/1 6/2 02 3 8/1 3/2 02 3 9/1 0/2 02 3 10 /8/ 20 23 11 /5/ 20 23 12 /3/ 20 23 12 /31 /20 23 1/2 8/2 02 4 2/2 5/2 02 4 3/2 4/2 02 4 CELSIUS MULOC DOLLAR SALES LAST 13 PERIODS BRAND* Q1 2024 SHARE Q1 2024 $ CHG v YA 36.7 $80.2M 28.3 -$2.5M 11.4 $240.5M 3.3 $56.5M 3.2 -$13.7M 3.0 $28.1M 3.0 $28.3M 2.9 $47.5M 2.4 $5.4M 1.4 -$66.1M 1 2 3 4 5 6 7 8 9 10 NOTES 1. Chart: Circana Total US MULOC L1Y by quad ended 3/24/24 2. Table: Circana MULOC 2024 Q1 ended 3/31/2024 *All logos and names displayed on this page are the property of their respective owners. Their use here is for identification and referential purposes only. Any use of these logos and names does not imply endorsement or affiliation with this presentation. 16

C E L S I U S H O L D I N G S , I N C . | Q U A R T E R 1 2 0 2 4 I N V E S T O R D E C K ENERGY MULOC DOLLAR SHARE 12 MAJOR U.S. MARKETS HAVE 15 SHARE OR GREATER IN MULOC2 3.6 4.2 4.5 5.2 7.2 8.7 10.2 10.4 11.4 31.5 28.3 38.9 36.7 2.5 3.0 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 45.0 13 Weeks Ending 04- 03-22 13 Weeks Ending 07- 03-22 13 Weeks Ending 10- 02-22 13 Weeks Ending 01- 01-23 13 Weeks Ending 04- 02-23 13 Weeks Ending 07- 02-23 13 Weeks Ending 10- 01-23 13 Weeks Ending 12- 31-23 13 Weeks Ending 03- 31-24 CELSIUS RTD ENERGY MONSTER RTD ENERGY RED BULL RTD ENERGY REIGN RTD ENERGY NOTES 1. Chart: Circana Total US MULOC quarterly share RTD Energy ended 3/31/24 2. Circana Total US MULOC Latest 13 weeks RTD Energy ended 3/31/24 17 C E L S I U S H O L D I N G S , I N C . | Q U A R T E R 1 2 0 2 4 I N V E S T O R D E C K INTERNATIONAL • Canada sales began in January 2024 • 5.5 dollar share at end of February, all measured channels, Nielsen IQ • UK sales began in April 2024 • Initial channels include fitness and gym • Ireland sales began in April 2024 • Initial channels include fitness and gym • Australia sales expected to begin fourth quarter 2024 • New Zealand sales expected to begin fourth quarter 2024 • France sales expected to begin fourth quarter 2024 2024 GLOBAL EXPANSION UPDATES $11.4 $15.1 $13.6 $14.6 $16.2 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 INTERNATIONAL REVENUE LAST 5 QUARTERS (IN MILLIONS) NOTES 1. Chart: International revenue excludes N. America (U.S., Canada) 18 C E L S I U S H O L D I N G S , I N C . | Q U A R T E R 1 2 0 2 4 I N V E S T O R D E C K GROSS PROFIT 0 50 100 150 200 250 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 GROSS AND OPERATING PROFIT ($ IN MILLIONS) PERCENTAGES REPRESENT QUARTERLY PERCENTAGE OF REVENUE Gross Profit Dollars Operating Profit Dollars 43.8% 50.4% 17.3% 19.9% 25.4% 23.4% 48.8% 47.8% 17.0% 51.2% 19 C E L S I U S H O L D I N G S , I N C . | Q U A R T E R 1 2 0 2 4 I N V E S T O R D E C K EPS $0.13 $0.17 $0.30 $0.17 $0.27 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 QUARTERLY EPS (DILUTED) LAST 5 QUARTERS 20

C E L S I U S H O L D I N G S , I N C . | Q U A R T E R 1 2 0 2 4 I N V E S T O R D E C K NON-GAAP EBITDA SCHEDULE The company reports financial results in accordance with generally accepted accounting principles in the United States (“GAAP”), but management believes that disclosure of Adjusted EBITDA, a non-GAAP financial measure that management uses to assess our performance, may provide users with additional insights into operating performance. 21 2024 2023 Var. % Net income (GAAP Measure) 77,811$ 41,227$ 36,584$ 89% Add back / (Deduct) Net interest income (9,640) (4,969) Income tax expense 14,650 8,537 Depreciation and amortization expense 1,229 549 Non-GAAP EBITDA 84,050 45,344 38,706 85% Stock-based compensation 3,563 5,507 Foreign exchange 369 118 Distributor Termination - (2,234) Non-GAAP Adjusted EBITDA 87,982$ 48,735$ 39,247$ 81% 3 months ended March 31,